Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

September 30, 2019

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 6.5%
Boeing Co	70,043	$26,649,260
L3Harris Technologies Inc	136,322	28,442,222
		55,091,482
Capital Markets – 7.2%
Blackstone Group Inc	521,258	25,458,241
Charles Schwab Corp	302,957	12,672,691
Intercontinental Exchange Inc	243,178	22,438,034
		60,568,966
Chemicals – 4.2%
Air Products & Chemicals Inc	61,581	13,662,361
Sherwin-Williams Co	39,093	21,496,068
		35,158,429
Construction Materials – 1.7%
Vulcan Materials Co	97,030	14,674,817
Electronic Equipment, Instruments & Components – 0.7%
Cognex Corp	112,832	5,543,436
Entertainment – 5.8%
Live Nation Entertainment Inc*	82,540	5,475,704
Netflix Inc*	66,820	17,882,368
Walt Disney Co	194,232	25,312,314
		48,670,386
Equity Real Estate Investment Trusts (REITs) – 2.9%
American Tower Corp	112,448	24,865,626
Health Care Equipment & Supplies – 9.7%
Boston Scientific Corp*	604,001	24,576,801
Danaher Corp	150,819	21,782,788
Edwards Lifesciences Corp*	45,438	9,992,271
Intuitive Surgical Inc*	47,909	25,867,506
		82,219,366
Information Technology Services – 9.4%
Mastercard Inc	179,733	48,810,091
Pagseguro Digital Ltd*	285,613	13,226,738
PayPal Holdings Inc*	165,004	17,092,764
		79,129,593
Interactive Media & Services – 7.8%
Alphabet Inc - Class C*	38,232	46,604,808
Facebook Inc*	107,011	19,056,519
		65,661,327
Internet & Direct Marketing Retail – 5.3%
Alibaba Group Holding Ltd (ADR)*	84,213	14,082,940
Amazon.com Inc*	17,896	31,065,845
		45,148,785
Machinery – 0.9%
Wabtec Corp	103,709	7,452,529
Pharmaceuticals – 3.0%
Merck & Co Inc	174,021	14,649,088
Zoetis Inc	82,455	10,273,068
		24,922,156
Professional Services – 1.7%
CoStar Group Inc*	24,773	14,695,344
Road & Rail – 0.4%
Uber Technologies Inc*,#	107,843	3,285,976
Semiconductor & Semiconductor Equipment – 6.0%
ASML Holding NV	72,249	17,948,097
NVIDIA Corp	26,497	4,612,333
Texas Instruments Inc	220,919	28,551,571
		51,112,001
Software – 15.9%
Adobe Inc*	56,079	15,491,824
Avalara Inc*	82,478	5,549,945
Intuit Inc	39,813	10,587,869
Microsoft Corp	468,123	65,083,141
salesforce.com Inc*	255,916	37,988,171
		134,700,950
Specialty Retail – 3.0%
Home Depot Inc	108,946	25,277,651
Technology Hardware, Storage & Peripherals – 3.7%
Apple Inc	140,953	31,569,243

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.3%
NIKE Inc	202,681	$19,035,799
Total Common Stocks (cost $518,239,995)		828,783,862
Investment Companies – 1.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº,£	2,664,264	2,664,264
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº,£	13,113,957	13,113,957
Total Investment Companies (cost $15,778,221)		15,778,221
Total Investments (total cost $534,018,216) – 100.0%		844,562,083
Cash, Receivables and Other Assets, net of Liabilities – 0%		344,861
Net Assets – 100%		$844,906,944

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$799,304,308	94.6%
Netherlands	17,948,097	2.1
China	14,082,940	1.7
Brazil	13,226,738	1.6

Total	$844,562,083	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/19
Investment Companies - 1.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	$8,811∆	$-	$-	$2,664,264
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	319,326	1,786	-	13,113,957
Total Affiliated Investments - 1.9%	$328,137	$1,786	$-	$15,778,221

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 9/30/19
Investment Companies - 1.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.7248%ºº	-	62,495,577	(59,831,313)	2,664,264
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 2.0434%ºº	25,348,887	170,268,052	(182,502,982)	13,113,957

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2019.

#	Loaned security; a portion of the security is on loan at September 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$828,783,862	$-	$-
Investment Companies	-	15,778,221	-
Total Assets	$828,783,862	$15,778,221	$-

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.